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                                                                    EXHIBIT 23.2

                    CONSENT OF CAMHY KARLINSKY & STEIN LLP


        We hereby consent to being named in this Form S-3 Registration Statement under the caption "Legal Matters" and to all references to our Firm included in this Form S-3 Registration Statement.


New York, New York                        CAMHY KARLINSKY & STEIN LLP
August 11, 1998